Organization and Principal Activities	12 Months Ended
Dec. 31, 2018
Organization and Principal Activities
Organization and Principal Activities

1. Organization and Principal Activities

CooTek (Cayman) Inc. (the “Company”) was incorporated in the Cayman Islands on March 5, 2012. The Company, its subsidiaries and its consolidated Variable Interest Entities (“VIEs”) (collectively referred to as the “Group”) are a fast‑growing AI and big data‑driven mobile internet company serving a large global user base.

History of the Group and reorganization

The Group’s history began in August 2008 with the commencement of operations of Shanghai Han Xiang (CooTek) Information Technology Co., Ltd (“Han Xiang”), a limited liability company incorporated in the People’s Republic of China (“PRC”) by certain individuals. In October 2010, three outside investors acquired an aggregate of 24.24% equity interest of Han Xiang. In 2012, Han Xiang and its shareholders undertook a reorganization which was conducted to establish a Cayman holding company for the existing business to obtain investment from outside investors and in preparation of an overseas initial public offering. The Group has recognized the net assets of Han Xiang on a historical cost with no change in basis in the consolidated financial statements upon the completion of the reorganization. The shareholders’ rights and obligations remained the same after the reorganization.

On October 2, 2018, the Group completed its initial public offering ("IPO") and issued 4,350,000 American depositary shares representing 217,500,000 of the Group's ordinary shares. Net proceeds from the IPO after deducting underwriting discount and offering costs were US$45.1 million.